UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2016

Rudolph Technologies, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36226	22-3531208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Jonspin Road, Wilmington, MA 01887
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (973) 691-1300
Not applicable
(Former name or former address, if changed since last report.)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors: Appointment of Principal Officers.

(b) Departure of Principal Officers
Consistent with the Company’s announcement filed under Form 8-K on November 9, 2015, Mr. Paul F. McLaughlin retired as Chairman of the Board of Directors of Rudolph Technologies, Inc. effective on March 31, 2016.

Item 8.01. Other Events.

At the January 27, 2016 Board of Directors meeting, Thomas G. Greig was appointed to serve as the Chairman of the Board effective as of April 1, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RUDOLPH TECHNOLOGIES, INC.
Date: April 1, 2016	By: /s/ Michael P. Plisinski
Michael P. Plisinski Chief Executive Officer